EATON VANCE ATLANTA CAPITAL HORIZON GROWTH FUND

Supplement to Summary Prospectus dated February 1, 2013

Effective December 31, 2013, the following replaces “Portfolio Managers”:

Portfolio Manager.  The Fund is managed by Richard B. England, Managing Director and Principal of Atlanta Capital, who has managed the Fund since 2011.

December 30, 2013	13990 12.30.13

EATON VANCE ATLANTA CAPITAL FOCUSED GROWTH FUND

EATON VANCE ATLANTA CAPITAL HORIZON GROWTH FUND

EATON VANCE ATLANTA CAPITAL SELECT EQUITY FUND

EATON VANCE ATLANTA CAPITAL SMID-CAP FUND

Supplement to Prospectus dated February 1, 2013

The following are effective December 31, 2013:

1.   “Portfolio Managers” in “Fund Summaries – Eaton Vance Atlanta Capital Horizon Growth Fund” is replaced with the following:

Portfolio Manager.  The Fund is managed by Richard B. England, Managing Director and Principal of Atlanta Capital, who has managed the Fund since 2011.

2.   The third paragraph under “Management and Organization – Horizon Growth Fund.” is replaced with the following:

The Fund is managed by Richard B. England.  Mr. England has served as portfolio manager of the Fund since 2011.  Mr. England is a Managing Director and Principal and a member of the Management Committee of Atlanta Capital.  He has been employed by Atlanta Capital for more than five years.

December 30, 2013	13727 12.30.13